EXHIBIT 10.5.1



                           RESTRICTED STOCK AGREEMENT


       THIS RESTRICTED STOCK AGREEMENT is made and entered into as of the date indicated on the signature page under "Date of Agreement" by and between MGIC Investment Corporation, a Wisconsin corporation (the "Company"), and the employee of Mortgage Guaranty Insurance Corporation whose signature is set forth on the signature page hereto (the "Employee").

                                  INTRODUCTION

       The Company is awarding shares of the Company's Common Stock, $1.00 par value per share (the "Stock"), to the Employee under the MGIC Investment Corporation 1991 Stock Incentive Plan, as amended (the "Plan") and this Agreement.

       This Agreement consists of this instrument and the Incorporated Terms Dated As of January 23, 2002 to Restricted Stock Agreement (the "Incorporated Terms"), which although not attached to this instrument, are part of this Agreement and are available as indicated in Paragraph 1(b) below.

       The parties mutually agree as follows:

       1.     Award of Restricted Stock; Incorporated Terms.

       (a) Subject to the terms and conditions set forth herein, the Company awards the Employee the number of shares of Stock set forth after "Total Shares of Restricted Stock" on the signature page hereof (the "Restricted Stock"). Of such shares of Restricted Stock, the number of shares set forth after "Shares of Base Restricted Stock" on the signature page shall be the "Base Restricted Stock" and the number of shares set forth after "Shares of Matching Restricted Stock" on the signature page shall be the "Matching Restricted Stock." The term "Restricted Stock" as used in the remainder of this Agreement shall be applied separately to the Base Restricted Stock and the Matching Restricted Stock as if the term "Restricted Stock" were the term "Base Restricted Stock" or the term "Matching Restricted Stock," as the case may be.

       (b) The Incorporated Terms are incorporated in this instrument with the same effect as if they were physically set forth in this instrument. The Incorporated Terms and this instrument constitute a single agreement which is referred to as "this Agreement." The terms "herein," "hereof," "above" and similar terms used in this Agreement refer to this Agreement as a whole. The Employee can obtain the text of the Incorporated Terms by accessing Lotus Notes on the Company's computer network; selecting "Inside MGIC"; "Stock Options and Restricted Stock"; and "Restricted Stock-Incorporated Terms Dated As of January 23, 2002." The Company is hereby advising the Employee to print and retain a copy of the Incorporated Terms. The Employee agrees if there is any difference between the text of the Incorporated Terms obtained as indicated above and the text of the Incorporated Terms retained by the Company's Secretary in connection with the January 23, 2002 meeting of the Management Development Committee, the text of the copy retained by the Secretary will control.

       IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Employee has hereunto affixed his hand and seal, all as of the day and year set forth below.

       Date of Agreement:


                                  MGIC INVESTMENT CORPORATION


                                 By:
                                    --------------------------------------------
                                 Title:   President and Chief Executive Officer

       Sign Here:                                                         (SEAL)
                                 -----------------------------------------
                                 Name:

                                 Total Shares of Restricted Stock:     _________

                                 Shares of Base Restricted Stock:      _________

                                 Shares of Matching Restricted Stock:  _________

                                 Base Restricted Stock
                                  Release Date:

                                 Matching Restricted Stock
                                  Release Date:

                                                     * * * *

                                  Beneficiary:
                                              ----------------------------------
                                 Address of Beneficiary:


                                 -----------------------------------------------

                                 -----------------------------------------------

                                 Beneficiary Tax Identification
                                 No:
                                    --------------------------------------------

                                      -2-